Exhibit 10.7

QUANTUM COMPUTING INC.

SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT

DATED: MARCH 15, 2018

_____________________________

THIS SUBSCRIPTION AND INVESTOR’S REPRESENTATION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING AND SALE (THE “OFFERING”) BY QUANTUM COMPUTING INC., A DELAWARE CORPORATION (THE “COMPANY”) OF 8% CONVERTIBLE PROMISSORY NOTES IN THE AGGREGATE PRINCIPAL AMOUNT OF UP TO $5,000,000 (THE “NOTES”). THE NOTES ARE CONVERTIBLE ON A MANDATORY BASIS INTO SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $0.0001 (THE "SHARES”) AFTER THE IMPLEMENTATION OF A REVERSE SPLIT OF THE COMPANY’S SHARES ON A ONE-FOR-TWO HUNDRED (1:200) BASIS.

THE OFFERING BY THE COMPANY OF THE NOTES IS BEING MADE: (ii) PURSUANT TO REGULATION D PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”); (ii) TO ONE OR MORE “ACCREDITED INVESTORS” (AS THAT TERM IS DEFINED IN RULE 501 OF REGULATION D PROMULGATED BY THE SEC UNDER THE ACT.

THE NOTES AND UNDERLYING SHARES THAT ARE SUBJECT TO THIS SUBSCRIPTION AGREEMENT (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

THE SECURITIES THAT ARE SUBJECT TO THIS OFFERING HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING, OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS SUBSCRIPTION AGREEMENT. ANY SUCH REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

QUANTUM COMPUTING INC.

SUBSCRIPTION AND INVESTOR'S REPRESENTATION AGREEMENT

OFFERING OF 8% CONVERTIBLE PROMISSORY NOTE

PURSUANT TO REGULATION D

DATED: MARCH 15, 2018

Section 1: The Reg D Offering.

1.1 Quantum Computing Inc., a Delaware corporation f/k/a Innovative Beverage Group Holdings, Inc. (the “Company”) with offices located 215 Depot Court, Suite 215, Leesburg, VA 20175, pursuant to the terms and conditions set forth in this Subscription and Investor’s Representation Agreement (the “Subscription Agreement”) is offering 8% Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of up to $5,000,000.

1.2 The Notes, which are convertible on a mandatory basis into shares of the Company’s common stock, par value $0.0001 (the "Shares”) after the implementation of a reverse split of the Company’s Shares on a one-for-two hundred (1:200) basis (the “Reverse Split”), are being offered by the Company (the “Offering” or “Reg D Offering”): (i) pursuant to Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”); (ii) to one or more “accredited investors,” as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

1.3 The Notes that are the subject of this Offering: (i) bear interest at the rate of 8% per annum (the “Interest”); (ii) are due and payable on a date twelve (12) months from the date this Subscription Agreement is accepted by the Company (the. “Maturity Date”); and (iii) the Interest and principal amount of this Note payable to the Investor (as defined in Section 2 below) is convertible, on a mandatory basis into the Company’s Shares within ten (10) business days of the effective date of the Reverse Split as more fully-described below, at a conversion price of $1.00 per Share.

1.4 This Offering is being made without registration under the Act: (i) in reliance upon the exemption provided by Regulation D promulgated by the SEC under the Act, and (ii) based upon the representations and warranties of the Investor as set forth in Section 3 below.

1.5 The Reverse Split referenced in Section 1.2 above is subject to application with and approval by FINRA and upon the effective date of the Reverse Split, FINRA will assign a new trading symbol for the Company’s Shares, which are presently subject to quotation on the OTC under the symbol “IBGH.”

Section 2: Subscriptions.

2.1 The undersigned, ____________________________, with offices or a residence located at ________________________________ (the "Investor"), intending to be legally bound pursuant to the terms and conditions of the Subscription Agreement, hereby irrevocably subscribes for and agrees to purchase a Note offered by the Company in the principal amount of $________________ (the “Principal Amount”). The undersigned Investor hereby agrees to pay the aggregate Principal Amount of $_____________ (the “Note Proceeds”) by wire transfer to the Company’s bank account as set forth in Section 2.3 below. The Company and the Investor are sometimes referred to individually, as a “Party” and collectively, as the “Parties.”

2.2 The undersigned understands that the Company's Notes that are the subject of this Offering are being offered in a transaction pursuant to the exemption provided by Reg D promulgated by the SEC under the Act and that the Offering is only being made to, and the Company will only accept subscriptions from, "accredited investors" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

2.3 The undersigned understands and acknowledges that the Offering Proceed being remitted to the Company in payment for the Notes must be received by the Company by wire transfer to the Company’s Account, as follows:

Bank:	Bank of America
ABA:	026009593
Address:	505 East Market St., Leesburg, VA 20176
for credit to:	Quantum Computing Inc.
Account#:	4350-4394-1694

2.4 The undersigned Investor understands and agrees that the Company reserves the right, in its sole discretion, to accept or reject the subscription for the Notes for any reason whatsoever, at any time prior to acceptance by the Company.

2.5 The undersigned Investor further understands and agrees that its subscription for the Units is irrevocable upon acceptance by the Company.

Section 3: Investor's Representations and Warranties. The undersigned Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

3.1 The undersigned is acquiring the Notes for his/her/its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Notes for which the undersigned is subscribing or any part thereof.

3.2 The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of this Subscription Agreement has been duly authorized and constitutes a valid and legally binding obligation of the undersigned Investor.

3.3 The undersigned Investor affirms that he/she/it is not subscribing for the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investments generally.

3.4 The undersigned Investor understands that, except as otherwise expressly provided herein, the Investor does not have registration rights nor is the Company under any obligation to register the Notes or the Shares underlying conversion of the Notes under the Act upon the written or other demand of the Investor or otherwise.

3.5 The undersigned is: (i) an "accredited investor" as defined in Rule 501 of Reg D; (ii) is experienced in making investments of the kind described in this Subscription Agreement; (iii) is able, by reason of his/her/its business and financial experience, to protect his/her/its own interests in connection with the transactions described in this Subscription Agreement, and the related documents; and (iv) able to afford the entire loss of his/her/its investment in the Notes.

3.6 The undersigned Investor acknowledges his/her/its understanding that the Offering is intended to be exempt from registration under the Act, based upon the exemption provided under Regulation D promulgated by the SEC under the Act.

3.7 In furtherance thereof, in addition to the other representations and warranties of the undersigned Investor made herein, the undersigned further represents and warrants to and agrees with the Company as follows: (i) the undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned is subscribing for and acquiring the Notes for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise; (ii) the undersigned has the financial ability to bear the economic risk of his/her/its investment in the Securities, has adequate means for providing for his/her/its current needs and contingencies and has no need for liquidity with respect to its investment in the Securities offered by the Company; (iii) the undersigned, either individually or by its officers and principals, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities p; (iv) the undersigned, if an entity and not a "natural person," represents it has not been organized for the purpose of acquiring the Securities; (v) the undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information the undersigned deems relevant, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and (vi) the undersigned understands that as of the date of this Offering and perhaps for the foreseeable future, the Company is not a reporting company under nor has it filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, the undersigned acknowledges that the Company has filed reports with the OTC Markets under its former name, Innovative Beverage Group Holdings, Inc. (OTC: IBGH) and that as of the date of this Subscription Agreement, the Company is current in its reporting obligations with OTC Markets.

3.8 The undersigned is not relying on the Company, or its affiliates or agents, with respect to economic considerations involved in his/her/its investment in the Securities and the undersigned has relied solely on his/her/its own financial expertise and/or that of his/her/its legal, financial and investment advisors. if any.

3.9 No representations or warranties have been made to the undersigned by the Company, or any officer, director, employee, agent, affiliate or representative of the Company, other than the representations made by the Company in writing as contained herein and, in subscribing for purchase of the Notes, the undersigned is not relying upon any representations other than those contained herein.

3.10 Any resale of the Notes or the Shares underlying conversion of the Notes shall only be made in compliance with exemptions from registration afforded by Reg D promulgated by the SEC under the Act. Further, any such sale of such Securities will be made in full compliance with the federal securities laws of the United States.

3.11 The undersigned understands that the Notes are being offered and sold in reliance on an exemption from the registration requirements of United States federal securities laws under Reg D promulgated by the SEC under the Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the availability of such exemptions and the suitability of the undersigned to acquire the Securities.

3.12 The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his/her/its entire investment.

3.13 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

3.14 The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the representations and warranties provided herein or previously provided to the Company are true, correct and complete in all material respects as of the date hereof and will be as of the Closing.

3.15 Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis, believes that his/her/its investment in the Securities is suitable and appropriate for the undersigned.

3.16 The undersigned is aware that no federal or state agency has: (i) made any finding or determination as to the fairness of this investment; (ii) made any recommendation or endorsement of the Notes subject to this Offering or the Company; or (iii) guaranteed or insured any investment in the Securities or any investment made in or by the Company.

3.17 The undersigned understands that the Notes and the conversion price of $1.00 per Share applicable to the Principal Amount and accrued Interest does not necessarily bear any relation to the assets, book value or net worth of the Company and was determined arbitrarily by the Company and its management after taking into consideration, among other things, the Company's new business direction, pending name change and Reverse Split, all as publicly reported in the Company's recent press releases.

3.18 The undersigned further understands that there is a substantial risk of further dilution on his/her/its investment in the Company because of the issuance and sale of additional Notes, Shares or other Securities by the Company.

Section 4: Representations and Warranties of the Company. The Company represents and warrants to the undersigned Investor as follows:

4.1 The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and to issue the Notes subject to this Offering.

4.3 The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required.

4.4 This Subscription Agreement has been duly prepared and delivered by the Company and, upon acceptance, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.5 To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

4.6 As of their respective dates, the Company's reports with the OTC Markets under its former name, Innovative Beverage Group Holdings, Inc. (OTC: IBGH) have complied in all material respects with the disclosure requirements of the OTC Markets and that such filings with OTC Markets did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.7 The Offering, issuance and sale by the Company of the Notes in accordance with the terms and on the basis of the representations and warranties of the undersigned set forth herein, shall be properly issued by the Company to the undersigned pursuant to Section 4(2) and Reg D and any Shares issued upon conversion of the Notes, when issued, shall be duly and validly issued, fully-paid and nonassessable.

4.8 Neither the sale of the Notes pursuant to, nor the Company's performance of its obligations under, this Subscription Agreement shall: (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company; or (ii) entitle the other holders of the Company's securities to preemptive or other rights to subscribe to or acquire the capital stock or other securities of the Company.

4.9 Neither the Company nor any of its affiliates nor any person acting on its or their behalf: (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Notes; or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities offered hereby under the Act.

4.10 The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Notes and any Shares issued upon conversion of the Notes, do not and will not: (i) result in a violation of the Certificate of Incorporation, as amended, or By-Laws of the Company; (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument or provision of any agreement to which the Company is a party or is otherwise bound; or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or assets of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing.

4.11 The Company is not required under the federal or state securities laws, rule or regulations to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Subscription Agreement or issue and sell the Notes in accordance with the terms hereof (other than the obligation to file a Form 8-K or the equivalent with OTC Markets); provided however, that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned Investor herein. Notwithstanding the foregoing, the Company represents that it is its intention, as soon as reasonably practicable, to prepare and file with the SEC a registration statement on Form 10 for the purposes of registering its Shares under Section 12(g) of the Exchange Act, with the understanding that the filing of the Form 10 must include, among other disclosure, audited financial statements for the Company for the past two fiscal years.

4.12 The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Notes in connection with the transactions contemplated by this Subscription Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 5: Miscellaneous.

5.1 The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, representatives and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Party against whom any waiver, change, discharge or termination is sought.

5.3 Any notice, demand or other communication which any Party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if sent to each Party’s address first set forth above, with respect to the Company and set forth below with respect to the Investor, and if: (i) deposited, postage prepaid, in a government mail letter box, registered or certified mail, return receipt requested, or the equivalent, addressed to such address as first set forth above; (ii) delivered personally at such address; (iii) sent by overnight courier such as Federal Express, DHL, UPS or the equivalent; or (iv) via email, provided that confirmation of receipt of such email communication can be verified by the sender.

5.4 This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on the Parties hereto, notwithstanding that all Parties are not signatories to the same counterpart.

5.5 Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 This Subscription Agreement and the documents referenced herein contain the entire agreement of the Parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 This Subscription Agreement is not transferable or assignable by the undersigned without the prior written consent of the Company, which consent may be withheld for any reason whatsoever.

5.8 This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, where the Company maintains its: (i) offices; and (ii) banking relationships, among other United States relationships, without giving effect to conflicts of law principles and any dispute under this Subscription Agreement or the transactions contemplated hereby shall be before a court of competent jurisdiction in Fairfax County, Commonwealth of Virginia.

(Signatures on Following Page)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the __ day of ______ 2018.

Principal Amount of Note: $_________

____________________________ (INVESTOR):

/s/: _________________________

Name: ______________________

Title: _______________________ (if applicable)

Address:

_______________________

_______________________

_______________________

Email: _________________

EIN: __- _______ or

SSN: ___-__-____

ACCEPTANCE OF SUBSCRIPTION

(to be completed and countersigned by the Company)

Quantum Computing Inc., by its duly authorized signatory, hereby accepts the Subscription by the Investor for the Note in the Principal Amount of $_________, representing total Note Proceeds of $__________, paid by wire transfer pursuant to instructions in Section 2.3 above.

QUANTUM COMPUTING INC.

By:

Name:

Title:

Dated: ________ __, 2018

EXHIBIT A

CONVERSION NOTICE

The undersigned Holder hereby elects to convert the Principal Amount of $____________, together with all accrued but unpaid interest hereon under this Note payable by Quantum Computing Inc., a Delaware corporation (the “Company”), into shares of the Company’s common stock, par value $0.0001 (the “Shares”) according to the conditions hereof, as of the date written below. If the Shares are to be issued in the name of a person other than the undersigned Holder, the undersigned Holder will pay all transfer taxes, payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion Calculations:

Date to Effect Conversion: ____________________________

Principal Amount of Note to be Converted: $__________________

Additional Interest to be Converted: $_______________

Number of Shares to be issued: ______________

Signature: _________________________________________

Name: ____________________________________________

Address for Delivery of Shares in Book Entry:
_____________________________________________________
_____________________________________________________